UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement

Private Placement

On March 23, 2020, Jaguar Health, Inc. (the “Company”) entered into a securities purchase agreement (the “PIPE Purchase Agreement”) with certain investors named therein (collectively, “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement an aggregate of 1,714,283 unregistered shares (the “PIPE Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), for an aggregate purchase price of approximately $720,000 (the “Private Placement”).  The Company intends to use the proceeds from the private placement for working capital and general corporate purposes, including the additional purchase of API and drug product to address potential impact of coronavirus pandemic.

The PIPE Purchase Agreement includes representations, warranties, and covenants customary for a transaction of this type. In addition, the Company agreed to file a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) no later than 15 business days following the date of the PIPE Purchase Agreement to register the resale of the PIPE Shares. The PIPE Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

The foregoing summary of the PIPE Purchase Agreement is not complete and is subject to, and qualified in its entirety by the PIPE Purchase Agreement, a copy of which attached as Exhibit 10.1 herewith and is incorporated herein by reference.

Warrant Exercise and Preferred Stock Amendment Agreement

On March 24, 2020, the Company entered into a warrant exercise and preferred stock amendment agreement (the “Amendment Agreement”) with a holder (the “Holder”) of its Series 2 warrants (the “Warrants”) previously issued in the Company’s registered public offering on July 23, 2019, pursuant to which the Holder agreed to exercise in cash its Warrants to purchase an aggregate of 1,250,000 shares of Common Stock, at a reduced exercise price of $0.5227 per share, which is a 20% premium to the Minimum Price (as defined under Nasdaq Listing Rule 5635(d)) as of the date of such Amendment Agreement (the “Minimum Price”), for gross proceeds to the Company of approximately $653,400. The Company intends to use the proceeds for working capital and general corporate purposes, including the additional purchase of API and drug product to address potential impact of coronavirus pandemic. As further inducement to enter into the Amendment Agreement, the Company agreed to reduce the conversion price of the Company’s Series B convertible preferred stock (the “Series B Preferred Stock”) from $2.00 to $0.4456, which is equal to the Minimum Price plus $0.01.

The issuance of the Series B Preferred Stock, the Warrants and the offer and sale of shares of Common Stock underlying the Series B Preferred Stock (the “Conversion Shares”) and the Warrants (the “Warrant Shares”) have been registered on the Company’s registration statement on Form S-1 (File No. 333-231399) and an additional registration statement (File No. 333-232715) filed pursuant to Rule 462(b) of the Securities Act (together, the “Registration Statement”), each of which were previously filed with and declared effective by the SEC. A prospectus supplement relating to this reduction of the exercise price for the Warrants and the amendment of the Series B Preferred Stock will be filed with the SEC.

In addition, the Company and Holder entered into a leak-out agreement (the “Leak-Out Agreement”) wherein Holder (together with certain of its affiliates) has agreed to not sell, dispose or otherwise transfer, directly or indirectly (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions), on any trading day from the date of the Leak-Out Agreement until the date that the Holder no longer holds any Conversion Shares or Warrant Shares, during any periods that the closing bid price of the Common Stock is less than the then effective exercise price of the Warrants, the Conversion Shares or Warrant Shares in an amount more than the greater of the average of (a) $20,000 per trading day each month and (b) an amount equal to 20% of the (i) average daily trading volume of Common Stock per calendar month or (ii) trading volume of Common Stock on such trading day, subject to certain exceptions.

The foregoing descriptions of the Amendment Agreement and the Leak-Out Agreement are not complete and are qualified in their entirety by reference to the full text of the Amendment Agreement filed herewith as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference. For further discussion of the terms of the Warrants and Series B Preferred Stock, see the Company’s Current Reports on Form 8-K, filed with the SEC on July 23, 2019, which are incorporated herein by reference.

Equity Line of Credit

On March 24, 2020, the Company entered into an equity purchase agreement (the “ELOC Purchase Agreement”) with Oasis Capital, LLC, a Puerto Rico limited liability company (“Oasis Capital”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, Oasis Capital is committed to purchase up to an aggregate of $2.0 million of shares of Common Stock over the 36-month term of the ELOC Purchase Agreement.  Concurrently with entering into the ELOC Purchase Agreement, the Company also entered into a registration rights agreement with Oasis Capital (the “Registration Rights Agreement”), in which the Company agreed to file one or more registration statements, as permissible and necessary to register under the Securities Act, registering the sale of the shares of Common Stock that may be issued to Oasis Capital under the ELOC Purchase Agreement.

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The purpose of the equity line of credit is to provide the Company with proceeds as may be necessary for working capital and general corporate purposes, including the additional purchase of API and drug product to address potential impact of coronavirus pandemic.

Under the ELOC Purchase Agreement, after the SEC has declared effective the registration statement referred to above, on any trading day selected by the Company (such date, the “Put Date), the Company has the right, in its sole discretion, to present Oasis Capital with a purchase notice (each, a “Put Notice”), directing Oasis Capital (as principal) to purchase up to the lesser of (i) 200,000 shares of Common Stock or (ii) 20% of the average trading volume of Common Stock in the 10 trading days immediately preceding the date of such Put Notice, at a per share price (the “Purchase Price”) equal to $0.436 (each, an “Option 1 Put”), provided that the aggregate amount of all Option 1 Puts and Option 2 Puts (as defined below) does not exceed $2.0 million.

In addition, on any date on which Oasis Capital receives shares of Common Stock in connection with a Put Notice (the “Clearing Date”), the Company also has the right, in its sole discretion, to present Oasis Capital with a Put Notice (each, an “Option 2 Put”) directing Oasis Capital to purchase an amount of Common Stock equal to the lesser of (i) such amount that equals 10% of the daily trading volume of the Common Stock on the date of such Put Notice and (ii) $200,000, provided that the aggregate amount of the Option 1 Put and Option 2 Put on any Put Date or Clearing Date does not exceed $500,000 and the aggregate amount of all Option 1 Puts and Option 2 Puts does not exceed $2.0 million.  The purchase price per share pursuant to such Option 2 Put is equal to $0.436. The Threshold Price and the Purchase Price will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the period(s) used to compute the Threshold Price or the Purchase Price.

The ELOC Purchase Agreement provides that the Company and Oasis Capital shall not effect any sales under the ELOC Purchase Agreement on any purchase date where the lowest traded price of the Common Stock on both such date and on the immediately preceding trading day is less than $0.5014 (the “Threshold Price”).  The Company will control the timing and amount of sales of Common Stock to Oasis Capital.  Oasis Capital has no right to require any sales by the Company, but is obligated to make purchases from the Company as directed by the Company in accordance with the ELOC Purchase Agreement.  There are no limitations on use of proceeds, financial or business covenants, rights of first refusal, or participation rights in the ELOC Purchase Agreement.  In consideration for entering into the ELOC Purchase Agreement, the Company agreed to issue Oasis Capital 68,807 shares of Common Stock, subject to the Company’s receipt of approval by the Company’s stockholders (the “Commitment Shares”).  The Purchase Agreement may be terminated by the Company at any time, at its discretion, without any cost to the Company. Oasis Capital has agreed that neither it nor any of its agents, representatives and affiliates shall engage in any direct or indirect short-selling or hedging of Common Stock during any time prior to the termination of the ELOC Purchase Agreement.

The foregoing descriptions of the ELOC Purchase Agreement and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the ELOC Purchase Agreement and the Registration Rigths Agreement filed herewith as Exhibits 10.4 and 10.5, respectively, and incorporated herein by reference.

The issuance of the Commitment Shares and all other shares of common stock that may be issued from time to time to Oasis Capital under the ELOC Purchase Agreement is exempt from registration under the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

Landlord Letter of Credit

As previously disclosed, on August 28, 2018, the Company entered into an Office Lease Agreement (the “Lease”) with CA-Mission Street Limited Partnership, a Delaware limited partnership (“Landlord”), to extend the Company’s lease for approximately 6,311 square feet of office space located at 201 Mission Street, Suite 2375, San Francisco, California (the “Premises”). Concurrently with the execution of this Lease, the Company was required to deliver to the Landlord a standby, unconditional, irrevocable, transferable letter of credit, naming Landlord as beneficiary, as collateral for the full performance by the Company of all of its obligations under the Lease and for all losses and damages Landlord may suffer as a result of the Company’s failure to comply with one or more provisions of the Lease.

On March 24, 2020, the Company entered into a Landlord Letter of Credit Agreement with Charles Conte (the “LC Facilitator”), the brother of Lisa A. Conte, the Company’s President, Chief Executive Officer and member of the Company’s board of directors (the “Landlord LC Agreement”), pursuant to which the Company will, subject to Landlord’s consent, replace the existing letter of credit in the amount of $475,000 entered into on August 28, 2018 by the Company with Pacific Capital Management, LLC to satisfy the letter of credit requirement in the Lease (the “Original LC”) with a new letter of credit in the amount of $475,000 (the “New LC”). Pursuant to the Landlord LC Agreement, the Company will pay the LC Facilitator an amount equal to $10,000 per month as consideration for the New LC and reimburse LC Facilitator up to $7,500 for reasonable out-of-pocket expenses incurred in establishing the New LC. The New LC will expire no earlier than December 31, 2020, provided, however that the Company, at no additional cost, may replace the New LC on an earlier date, at the Company’s sole discretion upon 30 days’ written notice to LC Facilitator.

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The foregoing description of the Landlord LC Agreement is not complete and is qualified in its entirety by reference to the full text of the Landlord LC Agreement filed herewith as Exhibit 10.6 and incorporated herein by reference. For further discussion of the terms of the Lease, see the Company’s Current Report on Form 8-K, filed with the SEC on September 4, 2018, which is incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 under the headings “Private Placement” and “Equity Line of Credit” are hereby incorporated by reference into this Item 3.02 in its entirety.

Item 3.03  Material Modifications to Rights of Security Holders.

On March 24, 2020, the Company, with the written consent of the Holder, the sole holder of the Company’s issued and outstanding Series B Preferred Stock, filed a Certificate of Amendment to the Certificate of Designation of Series B Convertible Preferred Stock of the Company (the “Amendment”) with the Secretary of State of the State of Delaware to adjust the conversion price of the shares of Series B Preferred Stock from $2.00 per share to $0.4456 per share. The Amendment became effective upon filing with the Secretary of the State of Delaware.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Base Salary and Bonus

On March 20, 2020, at a regularly scheduled meeting of the Board of Directors of the Company (the “Board”), the Board, based on the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved the increase in annual base salary for Jonathan Wolin, Chief of Staff, General Counsel and Chief Compliance Officer, from $300,000 to $309,000, effective from April 1, 2020.

Stock Options

On March 20, 2020 (the “Grant Date”), the Board approved the following grant of stock options under the Company’s 2014 Stock Incentive Plan (the “Options”) to the following officers and executives:

Executive Officer	Option Shares
Lisa Conte	238,293
Steven R King	79,431
Jonathan Wolin	59,753
Carol Lizak	50,000

The Options were granted under and in accordance with the terms and conditions of the 2014 Stock Incentive Plan and the Form of Stock Option Grant Notice and Option Agreement (“Option Agreement”) filed with the SEC as Exhibit 10.6 to the Company’s Registration Statement on Form S-1 on August 27, 2014.

Pursuant to the terms of the Options, the 2014 Stock Incentive Plan and the Option Agreement, the Options will vest ratably on a monthly basis over 36 months from the Grant Date, so long as the executive remains employed by the Company. The exercise price per share for the Options is $0.45, the closing price for the Company's Common Stock on the Nasdaq Capital Market on the Grant Date. The Options have a ten-year term.

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Item 5.03  Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required to be disclosed under this Item 5.03 is set forth in Item 3.03 above and is incorporated by reference into this Item 5.03.

Disclaimer on Forward-looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the potential future sale of shares of the Company’s common stock under the ELOC Purchase Agreement. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Designation of Series B Convertible Preferred Stock.
10.1	Securities Purchase Agreement, dated March 23, 2020, by and between Jaguar Health, Inc. and the investors named therein.
10.2	Warrant Exercise and Preferred Stock Amendment Agreement, dated March 24, 2020, by and between Jaguar Health, Inc. and the Holder named therein.
10.3	Leak-Out Agreement, dated March 24, 2020, by and between Jaguar Health, Inc. and the Holder named therein.
10.4	Equity Purchase Agreement, dated March 24, 2020, by and between Jaguar Health, Inc. and Oasis Capital, LLC.
10.5	Registration Rights Agreement, dated March 24, 2020, by and between Jaguar Health, Inc. and Oasis Capital, LLC.
10.6	Landlord Letter of Credit Agreement, dated March 24, 2020, by and between Jaguar Health, Inc. and Charles Conte.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: March 26, 2020

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